UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2007, VeriSign, Inc. (“VeriSign”) entered into an Amendment Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer, and several financial institutions (the “Lenders”) to amend the Credit Agreement by and among VeriSign and certain of its subsidiaries, the Administrative Agent, the Lenders, Citibank, N.A., Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., KeyBank National Association and U.S. Bank National Association, as Co-Documentation Agents, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Managers, dated June 7, 2006 (the “Credit Agreement”).

The Amendment added certain covenants related to the Indenture that VeriSign entered into with U.S. Bank National Association, as Trustee, on August 20, 2007 (the “Indenture”) and VeriSign’s issuance of $1,250,000,000 aggregate principal amount of 3.25% Junior Subordinated Convertible Debentures due 2037 (the “Debentures”). Pursuant to the terms of the Amendment, the Debentures are not included in the definition of “Consolidated Funded Indebtedness” in the Credit Agreement, and thus, the Debentures are not included in the calculation of the Consolidated Leverage Ratio (as defined in the Credit Agreement), which was decreased such that it cannot exceed 1.50 to 1.00 at any time during any period of four fiscal quarters. VeriSign also agreed in the Amendment that it would not enter into certain specified types of amendments to the Debentures and Indenture, and an event of default under the Indenture would be an event of default under the Credit Agreement.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment Agreement, dated September 17, 2007, by and among VeriSign, Inc., the several financial institutions party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: September 21, 2007	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment Agreement, dated September 17, 2007, by and among VeriSign, Inc., the several financial institutions party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.